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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



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                                   FORM 8-K
                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 12, 1998



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                            HEALTHDESK CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)





   California                     0-21819                      94-3165144
-----------------         ------------------------         -------------------
(State or other           (Commission File Number)          (I.R.S. Employer)
jurisdiction of                                            Identification No.)
incorporation or
  organization)




        2560 Ninth Street, Suite 220
            Berkeley, California                                   94710
  ----------------------------------------                       ----------
  (Address of principal executive offices)                       (Zip Code)






      Registrant's telephone number, including area code: (510) 883-2160







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Item 4.  Change in Registrant's Certifying Accountant

PricewaterhouseCoopers LLP resigned as auditors of the Company as of August 12, 1998. In connection with the audit of the past two fiscal years ended December 31, 1996 and December 31, 1997, respectively, and through the date of dismissal, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference to the matter in their report. The report of PricewaterhouseCoopers LLP on the financial statements of the Company for the years ended December 31, 1996 and December 31, 1997 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, scope, or accounting principle.

Item 7. Exhibits


Exhibit No.                Description
-----------                -----------
   16.1*                   Letter from PricewaterhouseCoopers LLP dated
                           August __, 1998

* To be filed by amendment.

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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HealthDesk Corporation



August 18, 1998                         By: /s/ Ledia L. Ouyang
                                            -------------------
                                            Ledia L. Ouyang
                                            Controller








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